UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 29, 2009

SCIVANTA MEDICAL CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Morris Avenue, Spring Lake, New Jersey		07762
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (732) 282-1620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 29, 2009, Scivanta Medical Corporation (the “Company”) and the Research Foundation of the State University of New York, for and on behalf of the University of Buffalo (the “Foundation”), and Donald D. Hickey, M.D. (“Hickey”) and Clas E. Lundgren, M.D., Ph.D. (“Lundgren”) entered into a Fourth Addendum to the Technology License Agreement dated November 10, 2006, as amended on June 29, 2007, October 24, 2008 and January 6, 2009 (the “Technology License Agreement”).  The Foundation, Hickey and Lundgren shall be collectively referred to herein as the “Licensor.”

Pursuant to the Fourth Addendum to the Technology License Agreement, the payment of $158,438 that was due to Hickey no later than December 31, 2009 has been modified.  The Company now is required to make a cash payment to Hickey of $50,000 on or before February 28, 2010 and is required to make a second cash payment of $108,438 to Hickey on the date that is thirty (30) days after the first commercial sale of a product utilizing the licensed technology, but no later than October 31, 2010.  In addition, certain product development milestones and timeframes were modified as was the term of the Technology License Agreement.  Further, certain reporting requirements to the Licensor related to product development were modified and certain observation rights were granted to the Foundation.

Section 9 – Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(d)                 Exhibits:

Exhibit Number	Description

10.31
Fourth Addendum to the Technology License Agreement, dated November 10, 2006, and amended on June 29, 2007, October 24, 2008 and January 6, 2009, among Scivanta Medical Corporation, The Research Foundation of State University of New York, for and on behalf of the University at Buffalo, Donald D. Hickey, M.D. and Clas E. Lundgren, M.D., Ph.D., dated October 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION
(Registrant)

By:	/s/ David R. LaVance
David R. LaVance
Chairman of the Board, President and Chief Executive Officer

Date:  October 30, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.31
Fourth Addendum to the Technology License Agreement, dated November 10, 2006, and amended on June 29, 2007, October 24, 2008 and January 6, 2009, among Scivanta Medical Corporation, The Research Foundation of State University of New York, for and on behalf of the University at Buffalo, Donald D. Hickey, M.D. and Clas E. Lundgren, M.D., Ph.D., dated October 29, 2009.